SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 9, 2005 (Date of earliest event reported)

Commission file number: 0-23329

Charles & Colvard, Ltd.

(Exact name of registrant as specified in its charter)

North Carolina	56-1928817
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

300 Perimeter Park Drive, Suite A

Morrisville, North Carolina 27560

(Address of principal executive offices)

(Zip code)

(919) 468-0399

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 9, 2005, the Board of Directors of Charles & Colvard, Ltd. approved an amendment and restatement of the company’s 1997 Omnibus Stock Plan, together with revised forms of option agreements to be used when awards are granted under the plan. A copy the 1997 Omnibus Stock Plan as Amended and Restated through March 9, 2005 is attached as Exhibit 10.75. Copies of the forms of Employee Incentive Stock Option Agreement, Director Nonqualified Stock Option Agreement, Employee Nonqualified Stock Option Agreement, Independent Contractor Nonqualified Stock Option Agreement and Restricted Stock Award Agreement to be used under the amended and restated plan are attached as Exhibits 10.76 through 10.80, respectively.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit 10.75	1997 Omnibus Stock Plan of Charles & Colvard, Ltd. as Amended and Restated through March 9, 2005

Exhibit 10.76	Form of Employee Incentive Stock Option Agreement

Exhibit 10.77	Form of Director Nonqualified Stock Option Agreement

Exhibit 10.78	Form of Employee Nonqualified Stock Option Agreement

Exhibit 10.79	Form of Independent Contractor Nonqualified Stock Option Agreement

Exhibit 10.80	Form of Restricted Stock Award Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Charles & Colvard, Ltd.

By:	/s/ James R. Braun
James R. Braun
Vice President of Finance & Chief Financial Officer

Date: March 15, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 10.75	1997 Omnibus Stock Plan of Charles & Colvard, Ltd., as Amended and Restated through March 9, 2005

Exhibit 10.76	Form of Employee Incentive Stock Option Agreement

Exhibit 10.77	Form of Director Nonqualified Stock Option Agreement

Exhibit 10.78	Form of Employee Nonqualified Stock Option Agreement

Exhibit 10.79	Form of Independent Contractor Nonqualified Stock Option Agreement

Exhibit 10.80	Form of Restricted Stock Award Agreement